UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 10, 2003

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

(808) 544-0500
(Registrant’s telephone number, including area code)

ITEM 5.                                                     OTHER EVENTS AND REQUIRED FD DISCLOSURE

On October 10, 2003, Central Pacific Financial Corp. (the “Company”), raised $40,000,000 in capital, completing a $20,000,000 private placement of Trust Preferred Securities through its wholly-owned subsidiary, CPB Capital Trust II, and a $20,000,000 private placement of Trust Preferred Securities through its wholly-owned subsidiary, CPB Statutory Trust III.

Further information regarding the private placements is set forth in the press release attached hereto as Exhibit 99 and is incorporated into this Form 8-K by reference.

ITEM 7.                                                     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)                                  Exhibits

99 - Press release dated October 10, 2003 announcing the private placements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: October 10, 2003	By:	/s/ Clint Arnoldus
Clint Arnoldus
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release issued October 10, 2003 announcing the private placements